EXHIBIT 32.02

 Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Whitney Information Network, Inc., (the “Company”) on Form 10-K for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred R. Novas, the Co-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 2, 2007

/s/ Alfred R. Novas
Name: Alfred R. Novas
Title: Co-President and Chief Financial Officer